EXHIBIT 1   page 1 of  3

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                    As of September 30, 1999

Entergy Corporation
  Entergy Enterprises, Inc. (LA) (100%) (SEC Order)
     Entergy Operations Services, Inc. (14%) (SEC Order) Entergy Operations Services, Inc. (86%) (SEC Order)
  Entergy Power Generation Corp. (DE) (100%) (EWG)
  Entergy Power Marketing Corp. (DE) (100%) (Rule 58)
  Entergy Holdings Inc. (100%) (Rule 58)
     Entergy Business Solutions LLC (100%)( Rule 58)
     Entergy Thermal LLC (100%)( Rule 58)
  Entergy Nuclear, Inc. (100%) (SEC Order)
  Entergy Nuclear Holding Co. No. 1 (100%) (EWG)
     Entergy Nuclear Generation Corporation (DE) (100%) (EWG) Entergy Technology Holding Company (100%) (ETC)
     Entergy Technology Company (100%) (ETC)
     Entergy Wireless, Inc. (100%) (ETC)
  Entergy International Holdings Ltd., LLC (DE) (100%) (FUCO)
     Entergy International Ltd., LLC (100%) (FUCO)
     Entergy Power Edesur Holding, Ltd., LLC (100%) (FUCO) Entergy International Investment No. 2 LLC (100%)
       Entergy UK Holdings, Ltd (100%)
          Entergy UK Ltd (100%)
               Entergy UK Enterprises Ltd (100%) (FUCO)
     EPG Cayman Holding 1 (100%)
       Entergy AUS DB Lending Co. PTY, LTD (100%)
       Entergy US Debt Co 1 (100%)
          Entergy AUS Debt 1 (100%)
               Ent AUS DB 1 PTD LTD (1%)
                    Ent Aus DB 1A (100%) (FUCO)
     EPG Cayman Holding 2 (100%)
       Entergy US Debt Co. 4 (100%)
          Entergy US Debt Co. 3(100%)
            Entergy US Debt Co. 2 (.5%)
          Entergy US Debt Co. 2 (99.5%)
            Entergy US Debt Sub Co. (100%)
               Entergy AUS Debt 2 (100%)
                 ENT AUS DB 1 PTY LTD (99%)
                    ENT AUS DB 1A (100%) (FUCO)

  Entergy Power Development Corporation (DE) (100%) (FUCO)
     Entergy Power Operations Pakistan LDC (Cayman) (5%) (FUCO) Entergy Global Trading Holdings, Ltd. (Cayman) (100%)
       EGT Holding, Ltd. (Cayman) (100%)
          Entergy Trading & Marketing Ltd. (United
            Kingdom) (100%)
     Entergy Australia Generation Holdings, Ltd. (Cayman)
       (100%) (FUCO)
       Entergy Australia Generation, Ltd. (Cayman) (100%) (FUCO)
           Entergy Wandoan Generation Pty., Ltd.
            (Australia) (100%) (FUCO)

                                         EXHIBIT 1   page 2 of  3

     ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                    As of September 30, 1999


     Entergy Tarong Coal Generation Pty., Ltd.
             (Australia) (100%) (FUCO)
     Entergy Pakistan, Ltd. (DE) (100%) (FUCO)
       Hub Power Co., Ltd. (Pakistan) (<5%) (FUCO)
       Entergy Power Liberty, Ltd. (Mauritius) (100%) (FUCO) Entergy Power Asia, Ltd. (Cayman) (100%) (EWG)
     Entergy Power Saltend Holding, Ltd. (Cayman) (100%) (FUCO)
       Entergy Power Saltend, Ltd. (Cayman) (100%) (FUCO)
          Saltend Cogeneration Company, Ltd. (United
            Kingdom) (100%) (FUCO)
          Entergy Power Europe Holding, Ltd.
             (Cayman) (100%) (FUCO)
     Entergy Power Damhead Creek Holding 1, Ltd. (Cayman)
        (100%) (FUCO)
       Entergy Power Damhead Creek Holding II, Ltd.
          (Cayman) (99.99%) (FUCO)
           Entergy Power Damhead Creek Holding III, Ltd.
             (Cayman) (100%) (FUCO)
             Damhead Creek Holding, Ltd.
                (United Kingdom) (100%) (FUCO)
               Damhead Creek, Ltd. (United Kingdom) (100%) (FUCO)
                 Damhead Creek Finance, Ltd. (Cayman) (100%) (FUCO) Entergy Power Damhead Finco., L.L.C. (Delaware) (99%) (FUCO)
       Entergy Power Damhead Finco. 1 (Cayman) (100%) (FUCO)
         Damhead Finance LDC (Cayman) (fka Entergy
             Power Damhead Cayman 1 LDC) (1%) (FUCO)
            Damhead Finance (Netherlands
                Antiles) N.V. (99%) (FUCO)
               Damhead Finance (Netherlands) B.V. (99%) (FUCO) Damhead Finance (Netherlands Antiles) N.V. (1%) (FUCO) Damhead Finance (Netherlands) B.V. (1%) (FUCO)
       Entergy Power Damhead Finco. 2 (Cayman) (100%) (FUCO)
          Damhead Finance LDC (Cayman) (fka Entergy
             Power Damhead Cayman 1 LDC) (99%) (FUCO)
             Damhead Finance (Netherlands
               Antiles) N.V. (99%) (FUCO)
               Damhead Finance (Netherlands) B.V. (99%) (FUCO) Entergy S.A. (Argentina) (100%) (FUCO)
       Central Costanera S.A. (Argentina) (6%) (FUCO)
         Central Thermoelectric Buenos Aires, S.A.
             (Argentina) (3%) (FUCO)
     Entergy Power CBA Holding, Ltd. (Bermuda) (100%) (FUCO)
       Central Thermoelectric Buenos Aires, S.A.
          (Argentina) (Indirect 7.8%) (FUCO)
     Entergy Power Chile, Inc. (Delaware) (100%) (FUCO)
       Entergy Power Chile, S.A. (Chile) (100%) (FUCO)

                                         EXHIBIT 1   page 3 of  3

     ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                    As of September 30, 1999



           Inversiones Electricas Quillota S.A. (Chile)
             (50%) (FUCO)
             Compania Electrica San Isidro
                S.A. (Chile) (50%) (FUCO)
     EP Edegel, Inc. (Delaware) (100%) (FUCO)
       Entergy Power Peru S.A. (Peru) (100%) (FUCO)
          Generandes Peru S.A. (Peru) (33%) (FUCO)
            Edegel S.A. (Peru) (60%) (FUCO)
     Entergy Power BJE Holding, Ltd (100%)
       Bon Jardim Energetica LTDA (Brazil) (99.99%)
       Entergy do Brasil LTDA (99.99%)
       Entergy Power BJE, Ltd (100%)
          Bon Jardim Energetica LTDA (Brazil) (.01%)
          Entergy do Brasil LTDA (.01%)